Principal Funds, Inc.
Supplement dated October 29, 2018
to the Statement of Additional Information dated June 15, 2018
(as supplemented on June 25, 2018, July 30, 2018, September 17, 2018,
September 28, 2018, and October 9, 2018)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective November 1, 2018, in the tables under Contractual Limits on Total Fund Operating Expenses, delete the row for Blue Chip and replace with the following:

Fund	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5	Expiration
Blue Chip	N/A	N/A	N/A	0.66%	N/A	N/A	N/A	N/A	N/A	12/30/2019